UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 27, 2013

METABOLIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33133	04-3158289
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Erie Street, Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 583-1700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         On September 27, 2013, for personal reasons, Stephen J. Large tendered his resignation from the Board of Directors of Metabolix, Inc. with immediate effect. In tendering his resignation, Mr. Large expressed no disagreement with the Company. Metabolix has no plans to replace Mr. Large on the Board of Directors at this time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METABOLIX, INC.

Date: October 2, 2013	By:	/s/ Joseph D. Hill
Name: Joseph D. Hill
Title: Chief Financial Officer